Exhibit 99.1
Telos Corporation Announces $50 Million Share Repurchase Authorization

Ashburn, Va. – May 24, 2022 – Telos ® Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security-conscious organizations, today announced that its Board of Directors authorized a share repurchase program for up to $50 million of the Company’s common stock.

“This share repurchase program underscores the confidence that the Board of Directors and senior management have in the Company’s performance and our commitment to creating shareholder value,” said John B. Wood, CEO and chairman, Telos. “We will continue to balance our capital allocation strategy between investment in organic growth and inorganic growth, prudent management of our balance sheet and liquidity profile, and now also distribution of capital to shareholders.”

Under the repurchase program, Telos may purchase shares of its common stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions, or other means, including through Rule 10b5-1 trading plans. The timing and actual number of shares repurchased will be determined by management depending on a variety of factors, including stock price, trading volume, market conditions, the Company’s cash flow and liquidity profile, and other business considerations. The repurchase program has no expiration date and may be modified, suspended, or terminated at any time.

Repurchases under this program will be funded from Telos’ existing cash and cash equivalents and future cash flow. As of March 31, 2022, Telos had $120.2 million in cash and cash equivalents.

Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (SEC), including their Annual Report on Form 10-K for the year ended December 31, 2021, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.

Although the Company bases these forward-looking statements on assumptions that it believes are reasonable when made, it cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.

Media:
media@telos.com

Investors:
InvestorRelations@telos.com